UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06685

John Hancock Patriot Global Dividend Fund
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      July 31

Date of reporting period:     January 31, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Patriot Global
Dividend Fund

1.31.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For more information
page 25


Dear Fellow Shareholders,

After advancing for a second straight year in 2004, the stock market pulled back in the first month of 2005. For much of 2004 the market had been in the doldrums as investors fretted about rising oil prices, higher interest rates, the war in Iraq and a closely contested presidential race. But the year ended on a high note with a sharp rally sparked by a definitive end to the U.S. presidential election and moderating oil prices. Investors were brought back down to earth in January, however, as the market declined in three of the four weeks and produced negative results for the month in a broad-based move downward. Rising oil prices and interest rates, and concerns about less robust corporate earnings growth were among the culprits. In the first month of 2005, the Dow Jones Industrial Average fell by 2.46% and the S&P 500 Index lost 2.44%, while the Nasdaq fell by 5.18%. Bonds were essentially flat in January.

The way the last 12 months have played out in the financial markets serves as a good reminder of why keeping a long-term perspective is such a critical element of successful investing. Getting caught up in the day-to-day twists and turns of the market -- and trying to act on them -- can wreak havoc with your portfolio and derail progress toward meeting your overall financial objectives.

Since no one can predict the market's moves, the best way to reach your goals is to stay invested and stick to your plan. Investing should be a marathon, not a sprint. Do not try to time the market, and make sure you work with your investment professional to ensure that your portfolio remains properly diversified to meet your long-term objectives. For example, after several years of dominance, small-cap stocks and value stocks could now represent higher percentages of your portfolio than you may want. If you are comfortable with your financial plan, it becomes easier to ride out the market's daily ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of January 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
in capital, by nor
mally investing at
least 80% of its
assets in dividend-
paying securities.


Over the last six months

* Despite rising interest rates, preferred stocks posted good gains in response to strong demand, weak supply and hopes that dividend tax cuts would be made permanent.

* The Fund outpaced its peer group due to solid security selection.

* High quality, tax-advantaged preferred and utility common stocks aided performance.

[Bar chart with heading "John Hancock Patriot Global Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended January 31, 2005." The chart is scaled in increments of 6% with 0% at the bottom and 18% at the top. The first bar represents the Fund's 14.99% net asset value, and the second bar represents the Fund's 17.61% market value. A note below the chart reads "The total return for the Fund includes all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results."]

Top 10 issuers

 5.1%   Lehman Brothers Holdings, Inc.
 4.5%   Bear Stearns Cos., Inc.
 4.1%   El Paso Tennessee Pipeline Co.
 3.7%   Shaw Communications, Inc.
 3.3%   HSBC USA, Inc.
 3.2%   South Carolina Electric & Gas Co.
 3.0%   Sierra Pacific Power Co.
 3.0%   CH Energy Group, Inc.
 3.0%   Devon Energy Corp.
 3.0%   Alabama Power Co.

As a percentage of net assets plus the value of preferred shares on January 31, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Global
Dividend Fund

Preferred stocks posted strong gains during the six-month period that ended January 31, 2005. The period began with preferreds rebounding following a spring sell-off that was triggered by robust economic reports, which fanned fears of higher inflation and interest rates. Because preferreds make fixed-income payments in the form of dividends, their prices, like bond prices, tend to move in the opposite direction of interest rates. Even though the Federal Reserve Board did raise rates a quarter of a percentage point on four separate occasions during the period, the bond and preferred markets continued to rally. Investors also viewed the re-election of President George Bush as a positive for tax-advantaged preferred stocks. The president vowed to make permanent a recent reduction in the tax rate most individuals pay on many stock dividends. Finally, preferreds benefited from favorable supply and demand conditions. Supply dwindled as companies redeemed their outstanding preferred stock as a way of reducing their financing costs, and there wasn't much in the way of new issuance. Meanwhile, demand was strong as investors continued to seek out the relatively high dividends and quality of preferred stocks.

"Preferred stocks posted
 strong gains during the
 six-month period that
 ended January 31, 2005."

Although the performance of preferred stocks was impressive for the six-month period, utility common stocks posted even stronger gains. Investors continued to pour money into the group, attracted by two main factors. First was the lure of high dividends, many of which were tax-advantaged. Second was the group's continued fundamental improvement, evidenced by reduced debt levels, improved balance sheets and the sale or closure of money-losing unregulated subsidiaries.

[Photos of Greg Phelps and Mark Maloney, flush right next to first paragraph.]

Performance

For the six months ended January 31, 2005, John Hancock Patriot Global Dividend Fund returned 14.99% at net asset value and 17.61% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 11.37% at net asset value, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 24.23%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 8.16%.

Utility common stock holdings shine

Many of our utility common stock holdings also were our best performers for the period. Among the best was KeySpan Corp., the largest natural gas distributor in the Northeast United States. The stock already had a lot going for it because it had an attractive yield. But it really got a boost from the success of its growing customer base and news that the company would increase its dividend. DTE Energy also performed well, hitting a 52-week high during the period. The stock offered an attractive dividend yield and was further aided by the favorable resolution of a major utility rate case in its home state of Michigan. Another winner was NSTAR, parent company of Boston Edison. It was helped by two developments that were viewed favorably by investors. The company continued to reward investors by raising its dividend and it announced a two-for-one stock split. On the flip side, we continued to be disappointed by our holdings in multi-state energy provider Aquila, an electric and gas energy company that continually has been punished by investors after its retreat from the wholesale energy-trading markets. Despite the company's ongoing challenges in regaining its footing, we were reluctant to sell it at low prices.

"Many of our utility common
 stock holdings also were our best
 performers for the period."

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Electric utilities 26%, the second is Multi-utilities & unregulated power 21%, the third is Investment banking & brokerage 10%, the fourth is Oil & gas exploration & production 9%, and the fifth is Gas utilities 8%.]

Tax-advantaged preferred stocks do well

Given expectations that the 2003 tax reform bill would be made permanent because of the re-election of President Bush and the larger Republican majority in both the House and Senate, tax-advantaged preferred stocks were in heavy demand and turned in good gains during the period. A good example was Southern Union, which also was helped by investors' expectations that the company would receive a credit-rating upgrade. Sierra Pacific Power benefited from its efforts to repair its balance sheet. In the financial sector, our holdings in Bear Stearns did well thanks to the combination of its attractive dividend and the strong financial performance of the company.

Oil and gas producers post strong results

Rising energy prices provided the fuel for improved profitability and higher prices for our holdings in oil and natural gas producers during the period. Among the best performers were our preferred stock holdings in Anadarko Petroleum, Apache Corp., Devon Energy and Nexen.

[Pie chart at middle of page with heading "Portfolio diversification1." The chart is divided into three sections (from top to right): Preferred stocks 66%, Common stocks 30% and Short-term investments 4%. ]

Outlook

In our view, the late 2004 decline in oil prices and reports of better economic data suggest that the Fed will continue on a measured path to raise short-term interest rates. Although the rate hikes that were enacted throughout the period haven't yet hurt the prices of preferred stocks, it's possible that potentially higher long-term interest rates could dampen their performance over the near term. As for utility stocks, we wouldn't be altogether surprised if they are poised for a breather or even a pullback over the short term given their rapid and recent impressive gains. Over the longer term, however, there are a couple of factors we believe will continue to work in favor of both preferred and utility common stocks. Making permanent the recently reduced dividend tax rate and strong demand from an aging American population potentially more intent on shifting assets to high-quality income-producing securities should provide some support for the group even if long-term bond yields rise.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is KeySpan Corp. followed by an up arrow with the phrase "Attractive increased dividend lure investors." The second listing is Southern Union followed by an up arrow with the phrase "Positive credit fundamentals and growing gas pipeline assets." The third listing is Aquila followed by a down arrow with the phrase "Negative effects of energy trading business linger."]

"Over the longer term, however, there
 are a couple of factors we believe will
 continue to work in favor of both
 preferred and utility common stocks."


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect its own opinions. As such they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on January 31, 2005.

FINANCIAL STATEMENTS


FUND'S
INVESTMENTS

Securities owned
by the Fund on
January 31, 2005
(unaudited)

This schedule is divided into three main categories: common stocks, preferred securities and short-term investments. Common stocks and preferred securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 44.68%                                                                                      $52,781,544
(Cost $54,530,581)

Electric Utilities 18.65%                                                                                  22,036,500
Alliant Energy Corp.                                                                          127,420       3,504,050
Ameren Corp.                                                                                   30,000       1,503,600
CH Energy Group, Inc.                                                                         112,900       5,340,170
Great Plains Energy, Inc.                                                                      10,000         303,100
NSTAR                                                                                          79,000       4,446,120
OGE Energy Corp.                                                                                5,200         135,980
Progress Energy, Inc.                                                                          28,000       1,239,000
Progress Energy, Inc. (Contingent Value Obligation) (B)(I)                                     35,000           4,200
WPS Resources Corp.                                                                            60,400       3,086,440
Xcel Energy, Inc.                                                                             136,000       2,473,840

Gas Utilities 5.73%                                                                                         6,768,155
KeySpan Corp.                                                                                 102,000       4,025,940
NiSource, Inc.                                                                                 44,000       1,007,600
Peoples Energy Corp.                                                                           40,500       1,734,615

Integrated Telecommunication Services 0.00%                                                                        77
Touch America Holdings, Inc. (H)                                                               77,000              77

Multi-Utilities & Unregulated Power 20.30%                                                                 23,976,812
Aquila, Inc. (I)                                                                              154,000         569,800
Dominion Resources, Inc.                                                                       47,500       3,295,550
DTE Energy Co.                                                                                116,900       5,121,389
Duke Energy Corp.                                                                              58,000       1,553,820
Energy East Corp.                                                                             194,000       5,082,800
Public Service Enterprise Group, Inc.                                                          16,000         844,000
Puget Energy, Inc.                                                                            112,800       2,709,456
Sierra Pacific Resources (I)                                                                  254,000       2,499,360
TECO Energy, Inc.                                                                             143,700       2,300,637


See notes to
financial statements.


6


FINANCIAL STATEMENTS


                                                                               Credit
Issuer, description                                                            rating (A)      Shares           Value
Preferred securities 99.95%                                                                              $118,075,427
(Cost $112,371,383)

Agricultural Products 3.17%                                                                                 3,746,250
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                BB+             45,000       3,746,250

Broadcasting & Cable TV 5.59%                                                                               6,599,220
Shaw Communications, Inc., 8.45%, Ser A (Canada)                               Ba3            166,200       4,171,620
Shaw Communications, Inc., 8.50% (Canada)                                      B+              95,200       2,427,600

Consumer Finance 4.45%                                                                                      5,257,800
SLM Corp., 6.97%, Ser A                                                        BBB+            92,000       5,257,800

Diversified Banks 4.48%                                                                                     5,289,600
Bank of America Corp., 6.75%, Depositary Shares, Ser VI                        A               80,000       4,304,000
Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)                                                         A               40,000         985,600

Electric Utilities 19.92%                                                                                  23,531,076
Alabama Power Co., 5.20%                                                       BBB+           210,000       5,273,100
Central Illinois Light Co., 4.64%                                              Baa2             7,460         684,688
Central Maine Power Co., 4.75% (G)                                             Baa2            11,015       1,002,365
Connecticut Light & Power Co., 3.90%, Ser 1949                                 Baa2            26,679         975,451
Duquesne Light Co., 6.50%                                                      BB+             32,000       1,699,200
Interstate Power & Light Co., 8.375%, Ser B                                    BBB-            21,800         724,850
Massachusetts Electric Co., 4.76%                                              BBB+             6,166         613,132
Northern Indiana Public Service Co., 7.50%                                     BB+             22,845       2,330,190
PSI Energy, Inc., 6.875%                                                       BBB-            46,000       4,818,500
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                               CCC+           220,800       5,409,600

Gas Utilities 6.70%                                                                                         7,920,625
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                   CCC-           146,000       7,345,625
Southern Union Co., 7.55%                                                      BB+             20,000         575,000

Integrated Oil & Gas 0.85%                                                                                  1,000,800
Coastal Finance I, 8.375%                                                      CCC-            40,000       1,000,800

Integrated Telecommunication Services 0.01%                                                                    13,928
Touch America Holdings, Inc., $6.875 (G)(H)                                    D               13,928          13,928

Investment Banking & Brokerage 14.55%                                                                      17,187,763
Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G                 BBB             61,000       3,187,250
Bear Stearns Cos., Inc. (The), 5.72%, Depositary Shares, Ser F                 BBB             92,000       4,830,000
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D                BBB+           147,950       7,730,388
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C                BBB+            28,100       1,440,125


See notes to
financial statements.


7


FINANCIAL STATEMENTS


                                                                               Credit
Issuer, description                                                            rating (A)      Shares           Value
Multi-Utilities & Unregulated Power 10.31%                                                                $12,185,480
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                  Baa1            10,000       1,050,938
Energy East Capital Trust I, 8.25%                                             BBB-            55,700       1,470,480
Public Service Electric & Gas Co., 4.18%, Ser B                                BB+             40,000       3,210,000
Public Service Electric & Gas Co., 6.92%                                       BB+              7,000         730,625
South Carolina Electric & Gas Co., 6.52%                                       Baa1            55,000       5,723,437

Oil & Gas Exploration & Production 14.06%                                                                  16,608,559
Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B                                                       BBB-            52,300       5,203,850
Apache Corp., 5.68%, Depositary Shares, Ser B                                  BBB             47,550       4,919,941
Devon Energy Corp., 6.49%, Ser A                                               BB+             50,000       5,301,565
Nexen, Inc., 7.35% (Canada)                                                    BB+             44,100       1,183,203

Other Diversified Financial Services 7.48%                                                                  8,839,156
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                              A               85,200       4,600,800
J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                      A-              60,000       3,226,800
J.P. Morgan Chase Capital XII, 6.25%, Ser L                                    A-              39,700       1,011,556

Regional Banks 4.91%                                                                                        5,796,570
HSBC USA, Inc., $2.8575 (G)                                                    A2             108,550       5,796,570

Trucking 3.47%                                                                                              4,098,600
AMERCO, 8.50%, Ser A                                                           CCC+           162,000       4,098,600


                                                                               Interest     Par value
Issuer, maturity date                                                          rate (%)        ($000)           Value
Short-term investments 3.72%                                                                               $4,400,000
(Cost $4,400,000)

Commercial Paper 3.72%                                                                                      4,400,000
ChevronTexaco Corp., 02-01-05                                                  2.420%          $4,400       4,400,000

Total investments 148.35%                                                                                $175,256,971

Other assets and liabilities, net 2.54%                                                                    $3,004,559

Fund preferred shares, at value (50.89%)                                                                 ($60,124,565)

Total net assets 100.00%                                                                                 $118,136,965


See notes to
financial statements.


8


FINANCIAL STATEMENTS


Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available, unless otherwise indicated.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(S) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,746,250 or 3.17% of the Fund's net assets as of January 31, 2005.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



See notes to
financial statements.

FINANCIAL STATEMENTS


PORTFOLIO
CONCENTRATION

January 31, 2005
(unaudited)

This table shows the
percentages of the
Fund's investments
as aggregated by
various industries.

Industry distribution        Value as a percentage of Fund's total investments
------------------------------------------------------------------------------
Agricultural products                                                    2.14%
Broadcasting & cable TV                                                  3.76
Consumer finance                                                         3.00
Diversified banks                                                        3.02
Electric utilities                                                      26.00
Gas utilities                                                            8.38
Integrated oil & gas                                                     0.57
Integrated telecommunication services                                    0.01
Investment banking & brokerage                                           9.81
Multi-utilities & unregulated power                                     20.63
Oil & gas exploration & production                                       9.48
Other diversified financial services                                     5.04
Regional banks                                                           3.31
Trucking                                                                 2.34
Short-term investments                                                   2.51
Total investments                                                      100.00%


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

January 31, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.


Assets
Investments at value (cost $171,301,964)                         $175,256,971
Cash                                                                      337
Dividends receivable                                                  432,025
Receivable for investments sold                                     2,770,831
Other assets                                                           34,656

Total assets                                                      178,494,820

Liabilities
Payable to affiliates
Management fees                                                       119,888
Other                                                                  22,479
Other payables and accrued expenses                                    90,923

Total liabilities                                                     233,290

Dutch Auction Rate Transferable Securities preferred
shares (DARTS), at value, unlimited number of
shares of beneficial interest authorized with no par
value, 600 shares issued, liquidation preference of
$100,000 per share                                                 60,124,565

Net assets
Common shares capital paid-in                                     113,277,359
Accumulated net realized loss on investments                         (796,308)
Net unrealized appreciation of investments                          3,955,007
Accumulated net investment income                                   1,700,907

Net assets applicable to common shares                           $118,136,965

Net asset value per common share
Based on 8,344,700 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $14.16


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
January 31, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.


Investment income
Dividends                                                          $5,394,003
Interest                                                               43,740

Total investment income                                             5,437,743

Expenses
Investment management fees                                            697,487
Administration fees                                                   130,779
DARTS auction fees                                                     80,519
Professional fees                                                      20,213
Custodian fees                                                         18,439
Miscellaneous                                                          17,910
Transfer agent fees                                                    15,904
Printing                                                               14,113
Registration and filing fees                                           11,983
Trustees' fees                                                          4,219

Total expenses                                                      1,011,566

Net investment income                                               4,426,177

Realized and unrealized gain
Net realized gain on investments                                        5,656
Change in net unrealized appreciation (depreciation)
of Investments                                                     11,838,611

Net realized and unrealized gain                                   11,844,267

Distributions to DARTS                                               (592,265)

Increase in net assets from operations                            $15,678,179


1 Semiannual period from 8-1-04 through 1-31-05.


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses
and distributions,
if any, paid to
shareholders.

                                                          Year         Period
                                                         ended          ended
                                                       7-31-04        1-31-05 1

Increase in net assets

From operations
Net investment income                               $7,816,293     $4,426,177
Net realized gain                                      159,828          5,656
Change in net unrealized
appreciation (depreciation)                          4,175,481     11,838,611
Distributions to DARTS                                (673,278)      (592,265)

Increase in net assets resulting
from operations                                     11,478,324     15,678,179

Distributions to common shareholders
From net investment income                          (8,111,049)    (4,055,524)

Net assets
Beginning of period                                103,147,035    106,514,310

End of period 2                                   $106,514,310   $118,136,965


1 Semiannual period from 8-1-04 through 1-31-05. Unaudited.

2 Includes accumulated net investment income of $1,922,519 and $1,700,907, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                      7-31-00     7-31-01     7-31-02     7-31-03     7-31-04     1-31-05 1
Per share operating performance
Net asset value,
beginning of period                                $14.01      $12.66      $13.82      $11.62      $12.36      $12.76
Net investment income 2                              1.24        1.18        1.12        0.98        0.94        0.53
Net realized and unrealized
gain (loss) on investments                          (1.31)       1.27       (2.20)       0.84        0.51        1.43
Distributions to DARTS                              (0.31)      (0.32)      (0.15)      (0.11)      (0.08)      (0.07)
Total from
investment operations                               (0.38)       2.13       (1.23)       1.71        1.37        1.89
Less distributions to
common shareholders
From net investment income                          (0.97)      (0.97)      (0.97)      (0.97)      (0.97)      (0.49)
Net asset value, end of period                     $12.66      $13.82      $11.62      $12.36      $12.76      $14.16
Per share market value,
end of period                                      $11.19      $12.66      $11.13      $12.40      $12.45      $14.13
Total return at market value 3 (%)                   9.51       22.53       (5.06)      20.79        8.31       17.61 4

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)                  $106        $115         $97        $103        $107        $118
Ratio of expenses to average
net assets 5 (%)                                     1.91        1.87        1.94        2.03        1.90        1.78 6
Ratio of net investment income
to average net assets 7 (%)                          9.63        8.57        8.44        8.35        7.23        7.77 6
Portfolio turnover (%)                                 24          26          17           5           7           3

Senior securities
Total value of DARTS outstanding
(in millions)                                         $60         $60         $60         $60         $60         $60
Involuntary liquidation preference
per unit (in thousands)                              $100        $100        $100        $100        $100        $100
Average market value per unit
(in thousands)                                       $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                        $273,324    $290,681    $254,633    $271,743    $275,341    $292,894


See notes to
financial statements.


14


FINANCIAL HIGHLIGHTS


Notes to Financial Highlights

1 Semiannual period from 8-31-04 to 1-31-05. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 1.23%, 1.23%, 1.26%, 1.26%,
  1.22% and 1.16%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the annualized ratios of net investment income would have been
  6.18%, 5.63%, 5.48%, 5.18%, 4.65% and 5.08%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.



See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Patriot Global Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $617,550 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: July 31, 2011 -- $573,041 and July 31, 2012 -- $44,509.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2004, the tax character of distributions paid was as follows: ordinary income $8,784,327.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net asset value plus the value attributable to the preferred shares (collectively "managed assets").

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly managed assets. The compensation for the period amounted to $130,779. The Fund also paid the Adviser the amount of $5 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share
transactions

Common shares

The Fund had no common shares transactions during the last two fiscal periods.

Dutch Auction Rate
Transferable Securities
preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares ("DARTS") on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from

1.42% to 2.56% during the period ended January 31, 2005. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2005, aggregated $4,333,339 and $7,717,023, respectively.

The cost of investments owned at January 31, 2005, including short-term investments, for federal income tax purposes, was $171,486,381. Gross unrealized appreciation and depreciation of investments aggregated $16,063,020 and $12,292,430, respectively, resulting in net unrealized appreciation of $3,770,590. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment
objective
and policy

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar- denominated securities.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the require ment that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restric tion change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved the following change to the Fund's by-laws. The auction preferred shares section of the Fund's by-laws was changed to update the rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to dividend record dates; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid, subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 7, 2005, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 8,040,154 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                      WITHHELD
                                    FOR              AUTHORITY
------------------------------------------------------------------------------
James F. Carlin                     8,006,277           33,452
Richard P. Chapman Jr.              7,992,455           47,274
William H. Cunningham               7,994,079           45,650
James A. Shepherdson                7,999,551           40,178

The preferred shareholders elected Patti McGill Peterson as Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 425 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2005, with the votes tabulated as follows:
7,979,825 FOR, 23,430 AGAINST and 36,899 ABSTAINING.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone          On the Fund's Web site    On the SEC's Web site

1-800-225-5291    www.jhfunds.com/proxy     www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)
* Members of the Audit Committee

Officers

James A. Shepherdson
President and
Chief Executive Officer

Susan S. Newton
Senior Vice President and
Secretary

William H. King
Vice President and Treasurer

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for DARTS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Stock symbol

Listed New York Stock
Exchange:
PGD

For shareholder assistance
refer to page 21


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:
            Mellon Investor Services
            85 Challenger Road
            Overpeck Centre
            Ridgefield Park, NJ 07660

Phone       Customer service representatives     1-800-852-0218
            Portfolio commentary                 1-800-344-7054
            24-hour automated information        1-800-843-0090
            TDD line                             1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarte r on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS


P40SA  1/05
       3/05

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Global Dividend Fund


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    March 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    March 29, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    March 29, 2005